11. Prepaid expenses	12 Months Ended
Dec. 31, 2017
Prepaid Expenses
Prepaid expenses

	2017	2016

Advertising not broadcasted (*)	124,387	85,905
Rentals and insurance	49,185	58,366
Network swap (**)	20,191	28,932
Other	14,069	11,563
	207,832	184,766

Current portion	(168,366)	(130,392)
Non-current portion	39,466	54,374

(*) Represent prepaid expenses for the advertising of TIM brand’s products and services, which are recognized in income for the period when the advertising are broadcasted by the Agency.

(**) On April 1, 2010, the subsidiary TIM S.A entered into onerous contract and a reciprocal agreement for the assignment of fiber optic infrastructure (network swap) with GVT, in order to expand their respective areas of operations. Given the economic nature of the transaction, the amount was recognized in (current and non-current) prepaid expenses and deferred revenue (current and non-current). Both amounts are being recorded in the income statement in the same proportion over a period of ten years.